EXHIBIT 10.1

                        RESIGNATION AND RELEASE AGREEMENT
                        ---------------------------------

               Robert Milliken and National Tobacco Company, L.P.
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           This RESIGNATION AND RELEASE ("Agreement") is entered into by and between ROBERT MILLIKEN ("Milliken") and NATIONAL TOBACCO COMPANY, L.P. (the "Company").

           RECITALS:

           A. Milliken resigned his employment with the Company, effective immediately, on June 8, 2005 (hereinafter referred to as the "Resignation Date").

           B. Milliken and the Company (the "Parties") desire to settle any and all claims and disputes, known and unknown, that exist or might be claimed to exist by Milliken against the Released Parties (as defined in Paragraph 2.1 of this Agreement) including, but not limited to, claims of any nature that have been, or could have been, asserted that arise out of or relate to Milliken's employment, terms and conditions of employment, resignation from that employment or any other event, transaction, or communication between Milliken and the Company or the other persons or entities identified herein.

           C. This Agreement sets forth the entire agreement between Milliken and the Company and supersedes any and all prior oral or written agreements or understandings between them, including but not limited to the letter agreement dated March 28, 2002 (the "Letter Agreement"), except as otherwise expressly provided in Paragraph 1.3.

           AGREEMENT:

         Now, therefore,  the Parties agree as follows:

                                     PART 1

           1.1 SEVERANCE BENEFIT. In exchange for Milliken's execution of this Agreement and in consideration of the promises made by Milliken in the remainder of this Agreement, the Company agrees to provide to Milliken the following Severance Benefit:

           1.1.1 The Company shall continue to carry Milliken on its health insurance plan, as if he were still an employee, for a period of twelve (12) months following the Resignation Date. During such period, the Company shall make periodic premium payments with respect to such coverage in the same amounts and at the same intervals as if Milliken were still an employee. Likewise, during such period, the Company shall deduct from Milliken's periodic payments under the Letter Agreement (see Paragraph 1.3), and direct toward the cost of such insurance, amounts equivalent to those amounts that would be deducted if Milliken were still an employee. The actual insurance benefits provided and amounts deducted shall be consistent with the provisions of the plan in effect at any given time, and may vary from time to time, during the aforementioned twelve (12) month period. The Company shall issue appropriate notices under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") at the end of the aforementioned twelve (12) month period.


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           1.1.2 The Company agrees to sell to Milliken, and Milliken agrees to purchase for the sum of THIRTY THOUSAND FOUR HUNDRED FIFTY-FIVE AND ZERO/100 DOLLARS ($30,455.00), the Company vehicle assigned to and being driven by Milliken as of the Resignation Date.

           1.1.3 The Company agrees to sell to Milliken, and Milliken agrees to purchase for the sum of ONE THOUSAND FIVE HUNDRED AND ZERO/100 DOLLARS ($1,500.00), the Company computer equipment assigned to and being used by Milliken in his home as of the Resignation Date.

           1.1.4 The Company agrees to allow Milliken to keep the Company cellular telephone assigned to and being used by Milliken as of the Resignation Date. Milliken shall not retain, and the Company shall not maintain, the telephone service then associated with that telephone.

           1.1.5 CONTINGENT BENEFIT. Provided that Milliken cooperates--to the Company's satisfaction--in the transition of his responsibilities, duties and authority to his successor, the Company shall pay to Milliken the sum of FIFTY-SIX THOUSAND FIVE HUNDRED THIRTY-EIGHT AND FORTY-EIGHT/100 DOLLARS ($56,538.48). Such sum shall, contingent upon the foregoing condition precedent, be disbursed in installments concurrent with the Company's normal payroll cycle, in the amounts that Milliken would have received if he were still an employee, commencing on the Resignation Date and continuing for two months thereafter (the "Transition Period").

           The foregoing payments and benefits constitute the "Severance Benefit," none of which Milliken would be entitled to receive but for Milliken's execution of this Agreement.

           1.2 ACCRUED BENEFITS. Separately and apart from this Agreement, Milliken shall also receive any accrued, unused vacation benefits to which Milliken is entitled as of Milliken's resignation date, if such has not already been provided to Milliken. Additionally, Milliken shall retain all rights pertaining to the 5,937 vested stock options that he had as of the Resignation Date, such options to remain vested subject to the terms of the stock option agreement.

           1.3 ADDITIONAL BENEFIT. Separate and apart from the Severance Benefit, and consistent with the Letter Agreement, the Company shall pay Milliken THREE HUNDRED SIXTY-SEVEN THOUSAND FIVE HUNDRED AND ZERO/100 DOLLARS ($367,500.00). Such sum shall be disbursed in installments concurrent with the Company's normal payroll cycle, in the amounts that Milliken would have received if he were still an employee, during the twelve (12) month period immediately following the end of the Transition Period (Paragraph 1.1.5).

           1.4 EFFECTIVE DATE. Milliken's signing of this Agreement in the presence of a Notary Public shall constitute employee's execution of this Agreement. The "Effective Date" of this Agreement shall be the date on which the Revocation Period expires (except as otherwise provided in Paragraph 3.3).

                                     PART 2

           2.1 GENERAL RELEASE. In consideration of the Severance Benefit, the sufficiency of which Milliken acknowledges, Milliken hereby settles, waives, releases and discharges any and all claims, demands, actions or causes of action, known or unknown, which Milliken has or may have against the Company,


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                        RESIGNATION AND RELEASE AGREEMENT
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               Robert Milliken and National Tobacco Company, L.P.
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its parent, sister, subsidiaries, affiliates, divisions, related corporations, limited liability corporations, partnerships, insurers, successor and predecessor entities and each of their respective current and former employees, directors, officers, shareholders, agents, attorneys, or representatives (collectively, the "Released Parties") including, but not limited to, claims arising from or during Milliken's employment with the Company, the terms and conditions of that employment, Milliken's resignation from that employment, or any other event, transaction or communication between Milliken and any Released Party. Additionally, Milliken expressly acknowledges and agrees that this general release settles, waives, releases and discharges any and all claims, demands, actions or causes of action, known or unknown, which Milliken has or may have against any current or former employee, director, officer, shareholder, agent, attorney or representative of the Company in such person's individual and representative capacities. Milliken recognizes that by signing this Agreement, Milliken may be giving up some claim, demand or cause of action, which Milliken now may have, whether known or unknown.

           2.1.1 This General Release includes, but is not limited to, the release of any and all claims or charges of discrimination that Milliken has, or could have, filed against any Released Party with federal, state or local court of law or equity, the Equal Employment Opportunity Commission, the United States Department of Labor, the Kentucky Labor Cabinet, the Kentucky Commission on Human Rights or any other federal, state or local agency under: Title VII of the Civil Rights Act of 1964, 42 U.S.C. ss. 2000e, et seq.; the Civil Rights Act of 1991, P.L. 102-166; the Civil Rights Act of 1866, 42 U.S.C. ss. 1981; the Civil Rights Act of 1871, 42 U.S.C. ss. 1983; the Americans with Disabilities Act of 1990, 42 U.S.C. ss. 12101, et seq.; the Fair Labor Standards Act of 1938, 29 U.S.C. ss. 201, et seq.; the Family and Medical Leave Act of 1993, 29 U.S.C. ss. 2601, et seq.; the Employee Retirement Income Security Act of 1974, 29 U.S.C. ss. 1001, et seq.; the Federal Rehabilitation Act of 1973, 29 U.S.C. ss. 701, et seq.; the Equal Pay Act of 1963, 29 U.S.C. ss.ss. 206(d) and 216(b); the Age Discrimination in Employment Act of 1967, 29 U.S.C. ss. 621-634, as amended by the Older Workers' Benefit Protection Act, P.L. 101-433; the Worker Adjustment and Retraining Notification Act of 1988, 29 U.S.C. ss. 2101, et seq.; the Consolidated Omnibus Budget Reconciliation Act of 1985; the Occupational Safety and Health Act, 29 U.S.C. ss.ss. 651-678; the Uniformed Services Employment and Reemployment Rights Act of 1994, 38 U.S.C. ss. 4301, et seq.; the National Labor Relations Act, 29 U.S.C. ss. 151, et seq.; the Labor Management Relations Act, 29 U.S.C. ss.141, et seq.; the Kentucky Civil Rights Act, KRS 344.010, et seq.; the Kentucky Equal Pay Act, KRS 337.420 to 337.433; the Kentucky Equal Opportunities Act, KRS 207.140 to 207.240; the Kentucky Wages and Hours Act, KRS 337.010, et seq.; Kentucky's Workers' Compensation Retaliation statute, KRS 342.197; the Kentucky Occupational Safety and Health Act, KRS 338.011, et seq.; Kentucky's "catch-all" damages statute, KRS 446.070; the New York Human Rights Law; the New York Equal Pay Law; the New York Civil Rights Law; the New York Rights of Persons with Disabilities Law; the New York Smokers' Rights Law; the New York Equal Rights Law; the New York Workers' Compensation Retaliation laws; the New York Whistleblower Protection laws; the New York Non-Discrimination for Legal Activities Law; federal, state and local occupational, safety and health laws; and any other claims of employment discrimination, disparate treatment, hostile work environment, sexual, racial or other unlawful harassment, retaliation, whistle-blowing, intentional or negligent infliction of emotional


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                        RESIGNATION AND RELEASE AGREEMENT
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               Robert Milliken and National Tobacco Company, L.P.
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distress, defamation, invasion of privacy, tortious interference with contractual relations, wrongful discharge, constructive discharge, outrage, promissory estoppel, claims or demands arising under either express or implied contract, breach of contract, tort, public policy, the common law or any federal, state or local statute, ordinance, regulation or constitutional provision (including, but not limited to, the laws of the Commonwealth of Kentucky and the State of New York), and all other liabilities, suits, union or other grievances, debts, claims for lost wages or benefits, overtime, unpaid wages or benefits, back pay, front pay, compensatory or punitive damages, actual damages, consequential damages, incidental damages, damages for emotional distress, damages for humiliation or embarrassment, contractual damages, damages in quantum meruit, expectation or for detrimental reliance, injunctive relief, severance pay, costs, reinstatement, attorneys' fees, business expenses, commissions, bonuses, incentive compensation, vacation pay, pension benefits, payment or reimbursement under any health insurance or other employee benefit plan or agreement, insurance premiums or other sums of money, grievances, expenses, demands, and controversies of every kind and description, whether liquidated or unliquidated, known or unknown, contingent or otherwise and whether specifically mentioned or not, against any Released Party that Milliken now has or has had or that may exist or that might be claimed to exist at or prior to the date of this Agreement. Milliken specifically waives any claim or right to assert that any cause of action, alleged cause of action, claim, demand, charge or other right of Milliken has been, through design, oversight or error, intentionally or unintentionally, omitted from this Agreement.

                                     PART 3

           3.1 SPECIFIC RELEASE OF AGE CLAIMS. Milliken agrees that, in exchange for a portion of the Severance Benefit received from the Company under this Agreement (which Milliken agrees constitutes full and adequate consideration for all covenants and commitments made herein, in addition to anything of value to which Milliken is already entitled), that this Agreement constitutes a knowing and voluntary release and waiver of all rights or claims Milliken has or may have against any and all of the Released Parties including, but not limited to, all rights or claims of discrimination or retaliation arising under the Age Discrimination in Employment Act of 1967, 29 U.S.C. ss.ss. 621-634, as amended by the Older Workers' Benefit Protection Act, P.L. 101-433 ("ADEA"), and any and all such claims as might otherwise be available under any state or local law pertaining to age discrimination or retaliation.

           3.1.1 The Company and Milliken agree that, by entering into this Agreement, Milliken does not waive rights or claims that may arise after the Effective Date of this Agreement.

           3.2 CONSULTATION PERIOD. Milliken represents and warrants that the Company advised Milliken in writing to consult with an attorney prior to executing this Agreement and that Milliken was provided the opportunity to do so. Milliken further represents and warrants that the Company provided Milliken a period of at least twenty-one (21) calendar days in which to consider this Agreement prior to executing it.

           3.2.1 Milliken agrees that if Milliken executes this Agreement at any time prior to the end of the Consultation Period, such early execution was a knowing and voluntary waiver of Milliken's right to consider this Agreement for at least twenty-one (21) calendar days, and resulted from Milliken's desire to receive immediately the consideration provided hereunder and Milliken's belief that Milliken had ample time in which to consider and understand this Agreement, and in which to review this Agreement with an attorney.


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                        RESIGNATION AND RELEASE AGREEMENT
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               Robert Milliken and National Tobacco Company, L.P.
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           3.3 REVOCATION PERIOD. The Company and Milliken agree that, for a period of seven (7) calendar days following Milliken's execution of this Agreement (see Paragraph 1.4), Milliken has the right to revoke this Agreement, and the Company and Milliken further agree that this Agreement--with the exception of Paragraph 4.9, which shall be binding immediately upon Milliken's execution of this Agreement--shall not become effective or enforceable until the seven (7) day revocation period has expired (see Paragraph 1.4). Milliken hereby agrees that Milliken's failure to revoke within the seven (7) day revocation period shall constitute Milliken's waiver of the right to assert any claim, charge or cause of action whatsoever against any Released Party based on any event that occurred or failed to occur during the seven (7) day revocation period.

                                     PART 4

           4.1 DISMISSAL OF CLAIMS. Milliken represents and certifies that Milliken has not filed or otherwise initiated any complaint, charge or other action against any Released Party in any local, state or federal court, or with any local, state or federal administrative agency or board, relating to any event occurring prior to or on the date on which Milliken executed this Agreement.

           4.2 NO REINSTATEMENT OR REAPPLICATION. Milliken agrees not to attempt to procure employment or seek reinstatement with any Released Party at any time, now or in the future, either as an employee, an independent contractor or in any other capacity.

           4.3 NON-PARTICIPATION. Milliken specifically represents and agrees that Milliken will not participate in the future, in any way, in any claim, charge or other action undertaken by any federal, state or local governmental agency, or by any association, business, organization, entity or individual, or any combination thereof, in any local, state or federal court or before or with any local, state or federal agency or board (except as required by law, subject to numerical Paragraph 4.6.1, or at the request of the Company), relating to any event occurring prior to or on the date on which Milliken executed this Agreement. Milliken agrees that Milliken shall never seek nor accept any damages, remedy or other relief, either personally or on behalf of another, resulting from any charge or cause of action filed by any person, entity or government agency, in any administrative or judicial forum, that in any way relates to Milliken's employment with the Company or in any way relates to any right or cause of action otherwise released or settled under this Agreement. Milliken further agrees that Milliken shall not knowingly communicate with any current or former employee of any Released Party for the purpose or effect of assisting such person with actual or potential claims or charges against any of the Released Parties, unless expressly required by law to do so.

           4.4 COOPERATION. Milliken agrees to cooperate fully, completely and without the necessity of subpoena or other compulsion to assist the Released Parties in the defense of any and all lawsuits, administrative charges or actions, claims, demands or other causes of action brought against any Released Party by any third party and arising out of events that are alleged to have occurred during, or which relate to, Milliken's employment with the Company.


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           4.5 COMPLETE RELEASE. It is the specific intent and purpose of this
Agreement to release and discharge the Released Parties from liability for any and all claims, employment discrimination charges and causes of action of any kind or nature whatsoever, whether known or unknown and whether or not specifically mentioned herein, which may exist or might be claimed to exist at or prior to the Effective Date of this Agreement, and Milliken specifically waives any claim or right to assert that any cause of action or alleged cause of action or charge has been, through design, oversight or error, intentionally or unintentionally, omitted from this Agreement.

           4.5.1 Milliken expressly agrees that this Agreement shall extend and apply to all unknown, unsuspected and unanticipated injuries and damages, as well as to those that are known, suspected, anticipated or disclosed as of the date of Milliken's execution of this Agreement. Milliken expressly agrees that any and all facts, circumstances and events occurring prior Milliken's execution of this Agreement cannot and shall not be used by Milliken as part of any future proceeding against any Released Party.

           4.6 RESTRICTIVE COVENANTS. As part of the consideration given in exchange for the Severance Benefit, Milliken unequivocally agrees to be bound by the restrictive covenants set forth in this Part 4.6 and its subparts. Milliken acknowledges and agrees that each of the following restrictive covenants is a material element of this Agreement without which the Company would not have entered into this Agreement.

           4.6.1 CONFIDENTIALITY OF AGREEMENT. Milliken acknowledges and agrees that the existence of this Agreement, the terms of this Agreement (individually and in their entirety) and all offers, comments, discussions, negotiations and other communications, documents and events of every kind relating to this Agreement are and shall forever remain strictly confidential. Milliken warrants not to divulge, disclose, communicate, disseminate or publicize, or cause or permit to be disclosed, communicated, disseminated or publicized, either directly or indirectly, specifically or generally, whether by act or omission, the existence of this Agreement, any term of this Agreement or the circumstances of Milliken's resignation, to any person, business organization, corporation, association, governmental agency or other entity, except as follows: (i) to the extent necessary to report income to appropriate taxing authorities; (ii) to communicate with Milliken's attorneys or agents as necessary for obtaining legal and/or financial planning advice (in which case Milliken agrees to instruct and require Milliken's attorneys and agents to agree, in writing, to abide by the terms of this Agreement), except that Milliken's attorney or agent shall not raise or disclose the existence of this Agreement, any term hereof or any underlying fact related hereto, in any administrative or legal action of any kind; (iii) in response to any order of a court of competent jurisdiction or in response to a legitimate discovery request pursuant to state or federal rules of civil procedure; or (iv) in response to a subpoena issued by a state or federal court or governmental agency; provided, however, that Milliken shall immediately notify the Released Parties' Attorney of Record herein (see Paragraph 4.17), by telephone and confirmed immediately thereafter in writing, of Milliken's receipt of such discovery request, judicial order or subpoena, so that the Released Parties may have the opportunity to intervene to assert what rights they may have in non-disclosure prior to Milliken's response to the discovery request, order or subpoena.


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           4.6.2 NON-DISCLOSURE. Milliken agrees not to use, disclose, give, sell or otherwise divulge to any person, agency, board, firm, customer or former customer of the Released Parties, corporation or other entity any Released Party's confidential business information, trade secrets, strategies, financial information, business plans, prices, customer lists, discounts, profit margins, wholesale prices, designs, plans, data, technical information, intellectual property or other proprietary information, except as required by law (subject to Paragraph 4.6.1) or upon the Company's request. Milliken covenants that Milliken has not and shall not hereafter use or retain without the Released Parties' express written consent any figures, calculations, letters, papers, drawings, computer printouts, computer discs or tapes, or copies thereof or other confidential information of any type or description pertaining to any Released Party.

           4.6.3 NON-DISPARAGEMENT. Milliken agrees not to do or say anything that a reasonable person would expect to diminish, impugn or constrain any Released Party's good will or good reputation, or that of any Released Party's employees, officers, agents, products or services. Milliken agrees not to disparage or seek to injure any Released Party's reputation or that of any of any Released Party's employees, officers, agents, products or services. Milliken agrees to refrain from making negative statements regarding any Released Party's methods of doing business, the quality, wisdom or effectiveness of any Released Party's business policies and practices, or the quality of any Released Party's employees, officers, agents, products or services.

           4.6.4 NON-COMPETITION. Milliken acknowledges and agrees that, during the course of his employment with the Company, Milliken: (i) received significant training in and generated and used the Company's good will and experience; (ii) was exposed to confidential aspects of the Company's business and had access to and became familiar with confidential, proprietary and trade secret information including, but not limited to, business methods, unique technical services, financial information, management practices, advertising techniques and information, customer relations, customer lists, lists of potential customers, market strategies and development projects and other aspects of the Company's relationships with its various customers, potential customers and business associates; and (iii) performed services for the Company that are special, unique, extraordinary and intellectual in character--none of which is commonly known or readily accessible to the public and all of which placed Milliken in a position of confidence and trust with the customers, potential customers, vendors, employees of the Company and other persons, the loss of which cannot adequately be compensated by damages in an action at law. Milliken acknowledges and agrees that the Company desires to enter into this Agreement to protect the Company's vital interest in maintaining its Confidential Information (see Paragraph 4.6.4.1), to protect the Company's investment in Milliken's training and development, to protect the Company's Business and good will and to avoid competition with Milliken for a time certain following Milliken's separation from employment.

           Milliken agrees that, for a period of fourteen (14) months following the Effective Date of this Agreement (see Paragraph 1.4), Milliken shall not, directly or indirectly, alone or with others, either by disclosure or use of the Company's confidential information or by any other unfair means, engage in, aid, assist, or own or control any interests in (whether as a shareholder, principal, partner, employee, trustee, officer, director agent or independent contractor), any firm, corporation, business or other entity which is (or with any other


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person(s) who are) engaged in competition, directly or indirectly, with the
Company or the Company's Business anywhere in the United States of America. Milliken expressly agrees not to engage in the same type of employment or line of business within the United States of America that could, in any way, be construed as competing with the Company or the Company's Business, during the aforementioned period.

           4.6.4.1 CONFIDENTIAL INFORMATION. This term means and includes any information of any kind, nature or description concerning any matters related to the Company's Business which are not generally known or readily accessible to the public and which, if divulged, disclosed or otherwise communicated to a person or entity other than the Company or its agents or employees, would be deemed by a person exercising reasonable judgment to, or likely to, adversely impact or affect the Company's Business or interests or to aid or assist a competitor of the Company. Confidential Information includes, but is not necessarily limited to, information pertaining to the Company's products, services, business procedures, marketing plans, customer lists, inventions and other information, as well as all other trade secrets, intellectual property and information proprietary to the Company, including, but not limited to, information pertaining to strategies, finances, sales, markets, business plans and methods, future business plans and methods, future products and services, discounts, profit margins, wholesale prices, identities of existing and prospective customers, suppliers and vendors of the Company (including lists thereof), and technical information pertaining to the Company's business, products, services, manufacturing practices and techniques, tooling, machinery, fixtures, formulas, compositions, research and computer programs. Information that arguably meets the above description shall be deemed "Confidential Information" under this Agreement, regardless of whether it has been stamped, marked or otherwise expressly identified as such.

           4.6.4.2 REASONABLENESS OF SCOPE AND DURATION. Milliken acknowledges having carefully read and considered the non-competition provisions of this Agreement and, having done so, agrees that the covenants and restrictions contained herein are, taken as a whole, fair and reasonable in their duration, geographic scope and scope of restricted activities, and are necessary to protect the Company's good will, trade secrets, Confidential Information and business interests, and Milliken expressly agrees not to raise any issue disputing the reasonableness of the (i) geographic scope, (ii) type of employment or line of business or (iii) duration of any such covenants in any proceeding to enforce such covenants and restrictions.

           4.7 RELIEF FOR BREACH OF RESTRICTIVE COVENANTS. The covenants contained in Part 4.6 and its subparts, pertaining to confidentiality, non-disclosure and non-disparagement, are material provisions of this Agreement and shall be binding upon Milliken. Milliken understands and agrees that the Company would not have entered into this Agreement absent the consideration received from Milliken in the form of the covenants contained in Part 4.6 and its subparts. No action of any Released Party shall be taken as a waiver of the Company's right to insist that Milliken abide by the restrictive covenants of this Agreement, unless such waiver is in writing, expressly waives such rights and is signed by the Released Parties' legal counsel (see Paragraph 4.17).


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           4.7.1 Milliken acknowledges and agrees that any or all of the
Released Parties could be irreparably harmed by Milliken's breach of Part 4.6 or any of its subparts of this Agreement. Milliken expressly waives any claim or defense asserting that the Released Parties, or any of them, have an adequate remedy at law for any breach by Milliken of Part 4.6 or any of its subparts of this Agreement. Milliken agrees that, in the event of an actual or threatened breach of this Agreement by Milliken, the Released Parties shall be entitled to immediate injunctive relief, including, but not necessarily limited to, a restraining order to enjoin or otherwise prevent or limit such breach. Milliken agrees that such injunctive relief shall not be deemed to be any Released Party's exclusive remedy for the Milliken's actual or threatened breach of this Agreement, but shall be in addition to any and all other remedies available at law or in equity.

           4.7.2 In addition to any injunctive relief, Milliken agrees that, upon Milliken's breach of any provision of Part 4.6 or any of its subparts of this Agreement, Milliken shall immediately repay to the Company the entire amount of the Severance Benefit, less the sum of Five Hundred and No/100 Dollars ($500), as agreed liquidated damages. Milliken acknowledges and agrees that these liquidated damages represent a fair and reasonable assessment of the actual damages that the Company would incur as a result of such a breach by Milliken. This provision shall not limit or constrain any Released Party's rights under Paragraph 4.12 of this Agreement, nor shall this provision be deemed to be any Released Party's exclusive remedy for the Milliken's actual or threatened breach of this Agreement, but shall be in addition to any and all other remedies available at law or in equity.

           4.8 RETURN OF PROPERTY. Milliken agrees to immediately return any and all property of the Released Parties in Milliken's possession or control, including all keys, credit cards, correspondence, business records, parking permits, computer equipment and personal identification cards, badges and similar items. Milliken also agrees to immediately return any and all documents, recordings and similar materials in Milliken's possession or control, or that subsequently come into Milliken's possession or control, containing information that relates to the Released Parties' business or personnel.

           4.9 NON-ADMISSION. Milliken acknowledges that this Agreement is offered and entered into as a full and final settlement of any and all claims, demands, actions or causes of action, known or unknown, which Milliken has or may have against any and all Released Parties, and shall not be construed in any manner as an admission of any liability or obligation on the part of any Released Party. Milliken further acknowledges that the offer of this Agreement to Milliken cannot be construed as an admission of liability and, if rejected or revoked by Milliken, both this document and any communications relating to it are inadmissible in any legal proceeding brought by or on behalf of Milliken.

           4.10 CLAIMS NOT ASSIGNABLE. Milliken represents and warrants that no person other than Milliken is authorized or entitled to assert any claim based on or arising out of any alleged discriminatory, unlawful, wrongful, tortious or other conduct toward Milliken by any Released Party, including, but not limited to, any and all claims for attorney's fees or damages resulting as a consequence thereof based upon or seeking relief on account of any act or omission by any Released Party that may have occurred or failed to occur prior to Milliken's execution of this Agreement. Milliken warrants and agrees that Milliken has not


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assigned and shall never assign any such claim, and that in the event any such claim is filed or prosecuted by any other person or entity, Milliken will cooperate fully with the Released Parties and will move immediately to withdraw Milliken's name and to disassociate Milliken's self completely from such claim, will request such person or entity to withdraw such claim with prejudice and will not voluntarily cooperate with or testify on behalf of the person or entity prosecuting such claim.

           4.11 ENTIRE AGREEMENT. This Agreement constitutes and sets forth the entire agreement between Milliken and the Company and supersedes any and all prior and contemporaneous oral or written agreements or understandings between them including, but not limited to, the Letter Agreement. Milliken acknowledges and agrees that no representation, promise, inducement or statement of intention has been made by any Released Party that is not expressly set forth in this Agreement. No party hereto shall be bound by, or liable for, any alleged representation, promise, inducement or statement of intention not expressly set forth in this Agreement. This Agreement cannot be amended, modified or supplemented in any respect, except by a subsequent written agreement signed by all Parties hereto.

           4.12 INDEMNIFICATION. Milliken shall, to the same extent as any similarly situated Company executive, enjoy the protections of the Company's directors and officers liability insurance policy and bylaws to the extent provided in the bylaws and the policy. Milliken agrees to indemnify and hold the Released Parties harmless from and against any and all loss, cost, damage or expense, including, but not limited to, reasonable attorneys' fees, incurred by any Released Party in connection with any action at law, or other proceeding, necessary (in the Company's judgment) to enforce any of the terms, covenants or conditions of this Agreement, or in connection with any breach of this Agreement by Milliken. In the event that any court or other adjudicative body determines that Milliken has materially breached this Agreement, including, but not limited to, a breach in the form of reinstating or instituting any legal or administrative proceeding against any Released Party in violation of this Agreement, Milliken expressly acknowledges and agrees that Milliken will promptly pay to the Company: (i) the Severance Benefit, less the sum of Five Hundred and No/100 Dollars ($500); (ii) any sum recovered by Milliken as a result of legal or administrative proceedings brought against any Released Party in violation of this Agreement; and (iii) a sum equal to all attorneys' fees and costs incurred by any and all Released Parties in defending against such proceedings. This provision shall not apply to claims brought by Milliken pursuant to the ADEA, 29 U.S.C. ss. 621, et seq.

           4.13 TAX CONSEQUENCES. Milliken understands and agrees that the Company will report the payment of the Severance Benefit to the appropriate taxing authorities. Milliken agrees to pay all federal, state and local taxes, including any self-employment taxes, related to Milliken's receipt of the Severance Benefit. Milliken understands and agrees that Milliken shall be solely responsible for Milliken's personal tax liability, including any penalties, assessments or interest, related to Milliken's receipt of the Severance Benefit. Milliken understands and agrees that, should the Company find it necessary to issue 1099s or revised W-2s or take any other accounting action with respect to executives' compensation (including, but not necessarily limited to, reclassification of expenses as income) for tax years 2002, 2003 or 2004, Milliken shall be treated the same as other similarly situated Company executives. Milliken agrees to defend and indemnify the Released Parties for any tax liability or penalty assessed against any Released Party in connection with any payment to Milliken, and agrees that Milliken shall bear any and all costs, including, but not limited to, penalties and attorney's fees, related to any such assessment against any Released Party, including any such costs incurred by any Released Party.


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
                        RESIGNATION AND RELEASE AGREEMENT
                        ---------------------------------

               Robert Milliken and National Tobacco Company, L.P.
--------------------------------------------------------------------------------

           4.14 LEGAL RIGHTS; SEVERABILITY. This Agreement shall be binding on and inure to the benefit of the Parties' legal representatives, heirs, successors and assigns. The Parties shall have all of the rights and remedies available at law and equity to enforce their respective rights under this Agreement. No action by either Party shall be taken as a waiver of its right to insist that the other Party abide by the obligations under this Agreement, unless such waiver is in writing, expressly waives such rights and is signed by legal counsel for the Party making such waiver. Should any provision of this Agreement be declared or determined by any court of competent jurisdiction to be illegal, invalid, or unenforceable, the validity of the remaining parts, terms, or provisions shall not be affected thereby and any illegal, invalid, or unenforceable part, term, or provision shall be deemed not to be a part of this Agreement. In such event, the Parties agree that such court may impose any lesser restrictions it finds appropriate to protect the interests of Milliken or any Released Party.

           4.15 CHOICE OF LAW. This Agreement is made and entered into in the Commonwealth of Kentucky, and shall in all respects be interpreted, enforced and governed by the laws of the Commonwealth of Kentucky. The language of all parts of this Agreement shall in all cases be interpreted as a whole, according to its fair meaning, and not strictly for or against any of the Parties.

           4.16 CHOICE OF FORUM. Milliken consents to the exclusive jurisdiction of courts located in the Commonwealth of Kentucky, and agrees to waive any argument of lack of personal jurisdiction or forum non-conveniens with respect to any claim or controversy arising out of or relating to this Agreement, Milliken's employment with the Company, Milliken's resignation from that employment and any other contact or communication involving Milliken and any Released Party.

           4.17 RELEASED PARTIES ATTORNEY OF RECORD. For the purposes of this Agreement, the Released Parties' attorney of record is:

                          Richard S. Cleary
                          Greenebaum Doll & McDonald PLLC
                          3500 National City Tower
                          101 South Fifth Street
                          Louisville, KY 40202-3197

                          (502) 587-3504

                  (remainder of this page intentionally blank)





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
                        RESIGNATION AND RELEASE AGREEMENT
                        ---------------------------------

               Robert Milliken and National Tobacco Company, L.P.
--------------------------------------------------------------------------------

                              PLEASE READ CAREFULLY
                              ---------------------

           I, ROBERT MILLIKEN ("MILLIKEN"), EXPRESSLY ACKNOWLEDGE, REPRESENT AND WARRANT THAT I HAVE CAREFULLY REVIEWED THIS AGREEMENT; THAT I FULLY UNDERSTAND THE TERMS, CONDITIONS AND SIGNIFICANCE OF THIS AGREEMENT; THAT I HAVE HAD AMPLE TIME TO CONSIDER THIS AGREEMENT; THAT THE COMPANY HAS ADVISED ME IN WRITING TO CONSULT WITH AN ATTORNEY CONCERNING THIS AGREEMENT; THAT I HAVE HAD A FULL OPPORTUNITY TO REVIEW THIS AGREEMENT WITH AN ATTORNEY, AND HAVE DONE SO OR HAVE DECLINED TO DO SO; AND THAT I HAVE EXECUTED THIS AGREEMENT KNOWINGLY, VOLUNTARILY, AND WITH SUCH ADVICE FROM AN ATTORNEY AS I DEEMED APPROPRIATE.


Date:  06/29/05                             /s/ Robert A. Milliken
      -----------------                     ------------------------------------
                                            MILLIKEN'S SIGNATURE

State of New Hampshire              )
                                    )        SS:
Rockingham County                   )

           I hereby certify that the foregoing Release and Severance Agreement was subscribed and sworn to before me this day by ROBERT MILLIKEN, who acknowledged that the execution thereof was a free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this 29th day of June, 2005.

           My Commission expires:   STEPHANIE A. PERKINS, Notary Public
                                    My Commission Expires January 4, 2006
                                    --------------------------------------------


                                                     /s/ Stephanie A. Perkins
                                                     ---------------------------
                                                     NOTARY PUBLIC



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
                        RESIGNATION AND RELEASE AGREEMENT
                        ---------------------------------

               Robert Milliken and National Tobacco Company, L.P.
--------------------------------------------------------------------------------


                         NATIONAL TOBACCO COMPANY, L.P.

Date:  06/30/2005                           By:  /s/ Brian C. Harriss
      ------------------                        --------------------------------
                                                COMPANY REPRESENTATIVE

                                            Title:  SVP & CFO
                                                   -----------------------------
State of  New York        )
                          )        SS:
County of New York        )

           I hereby certify that the foregoing Release and Severance Agreement was subscribed and sworn to before me this day by BRIAN C. HARRISS, as SVP and CFO of National Tobacco Company, L.P., who acknowledged that the execution thereof was a free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this 30th day of June, 2005.

           My Commission expires: 08/16/2008
                                  -----------

                                                     /s/ Austin Adams
                                                     ---------------------------
                                                     NOTARY PUBLIC

                                                       AUSTIN ADAMS
                                               Notary Public, State of New York
                                                       01AD6114477
                                               Qualified in New York County
                                               Commission Expires 08/16/2008




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